SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2002

                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                        1-8061                      11-1986657
(State or other jurisdiction      (Commission                 (I.R.S. Employer
  of incorporation)               File Number)               Identification No.)


55 Charles Lindbergh Blvd., Mitchel Field, NY                        11553
(Address of principal executive offices)                          (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)

_______________________________________________________________________

                                Page 1 of 3 pages




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ITEM 5.  OTHER EVENTS

     On August 22, 2002, Frequency Electronics, Inc. ("FEI") received the decision and order dated June 19, 2002 of the United States District Court for the Eastern District of New York granting the motion of FEI and its President, CEO and Chief Scientist, Martin B. Bloch for summary judgment dismissing the action entitled "The United States of America ex rel. Ralph Muller, Plaintiff, against Frequency Electronics, Inc., Raytheon Company, Raytheon Company Subsidiaries #1-10, fictitious names for subsidiaries of Raytheon Company, Hughes Aircraft Company, Hughes Aircraft Company subsidiaries #1-20, fictitious names for subsidiaries of Hughes Aircraft Company, and Martin Bloch, Defendants," index number CV-92 5716. Pursuant to the directions of the Court in such decision and order, a proposed judgment has been submitted to the Clerk of the Court. No assurance can be given as to when the judgment will be entered or the precise wording of the judgment that will be entered.

     For a further discussion of this action, reference is made to Form 10-K for the fiscal year ended April 30, 2002, filed by Registrant under Section 13 of the Securities Exchange Act of 1934, which is on file at the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FREQUENCY ELECTRONICS, INC.

                                          By: /s/ Alan Miller
                                              ---------------------
                                                  Alan Miller,
                                                  Treasurer and
                                                  Chief Financial Officer


Dated:  September 3, 2002